UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007 (May 7, 2007)
ARTESIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-18516	51-0002090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Churchmans Road, Newark, Delaware	19702

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	302-453-6900

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 7, 2007, Artesian Resources Corporation (the “Company”) issued a press release reporting its financial results for the Quarter ended March 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this report.
The foregoing information and the information set forth in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is furnished with this report:

Exhibit
Number	Exhibit Title
99.1	Press Release dated May 7, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION
Date: May 8, 2007	By:	/s/ DIAN C. TAYLOR
Dian C. Taylor
President, Chief Executive Officer and Chair of the Board

ARTESIAN RESOURCES CORPORATION
Date: May 8, 2007	By:	/s/ DAVID B. SPACHT
David B. Spacht
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit
Number	Exhibit Title
99.1	Press Release dated May 7, 2007